UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Security Equity Fund
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SECURITY EQUITY FUND

Dear Shareholder:

I am writing to you on an important matter relating to Security Equity Fund (the “Corporation”), with respect to the All Cap Value Fund (the “Fund”), a series of the Corporation. A special meeting of shareholders of the Fund will be held on October 12, 2012, at 1:00 p.m., local time (the “Meeting”), at 805 King Farm Blvd., Suite 600, Rockville, MD 20850. At this meeting, you are being asked to approve the liquidation and dissolution of the Fund.

As discussed in more detail in the enclosed Proxy Statement, Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”), the Fund’s investment adviser, recommended the liquidation of the Fund to the Board of Directors (the “Board”) of the Corporation. Based on this recommendation and after thoughtful consideration, the Board voted to approve the liquidation and dissolution of the Fund pursuant to a Plan of Liquidation, subject to shareholder approval.

You are being asked to approve the proposal. You can vote in one of four ways:

•	By mail with the enclosed proxy card — be sure to sign, date and return it in the enclosed postage-paid envelope,

•	Through the web site listed in the proxy voting instructions,

•	By telephone using the toll-free number listed in the proxy voting instructions, or

•	In person at the shareholder meeting on October 12, 2012.

We encourage you to vote over the Internet or by telephone, using the voting control number that appears on your proxy card. Your vote is extremely important. Shareholder meetings of the Funds do not generally occur with great frequency, so we ask that you take the time to carefully consider and vote on these important proposals. Please read the enclosed information carefully before voting. If you have questions, please call [Insert Proxy Vendor at Insert Phone Number].

The Board recommends that you vote in favor of this proposal.

Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Fund(s) prior to the Meeting, or by voting in person at the Meeting.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Donald C. Cacciapaglia
President

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

SECURITY EQUITY FUND

805 King Farm Boulevard, Suite 600

Rockville, Maryland 20850

(Toll-Free) 1-800-820-0888

Notice of Special Meeting of Shareholders

To be held on October 12, 2012

Dear Shareholder:

Notice is hereby given that a special meeting of shareholders of All Cap Value Fund (the “Fund”), a series of Security Equity Fund (the “Corporation”), will be held on October 12, 2012, at 1:00 p.m. local time, or any adjournment(s) or postponement(s) thereof (the “Meeting”), at 805 King Farm Blvd., Suite 600, Rockville, MD 20850, for the following purposes:

1.	To approve a proposed Plan of Liquidation with respect to the Fund; and

2.	To consider and act upon any other business as may properly come before the Meeting.

After careful consideration, the Board of Directors (“Board”) of the Corporation has approved Proposal 1 and recommends that the shareholders of the Fund vote “FOR” Proposal 1.

The matters referred to above are discussed in detail in the enclosed Proxy Statement. The Board has fixed the close of business on September 12, 2012 as the record date for determining shareholders entitled to notice of, and to vote at, the Meeting. Each share of the Fund is entitled to one vote, with fractional votes for fractional shares.

PLEASE COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. If you have returned a proxy card and are present at the Meeting, you may change the vote specified in the proxy at that time. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

By Order of the Board of Directors,

/s/ Amy J. Lee
Secretary
Security Equity Fund

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF VOTES YOU HOLD. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY.

FOR YOUR CONVENIENCE, YOU MAY ALSO VOTE BY TELEPHONE OR INTERNET BY FOLLOWING THE ENCLOSED INSTRUCTIONS. IF YOU VOTE BY TELEPHONE OR VIA THE INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD UNLESS YOU ELECT TO CHANGE YOUR VOTE.

PROXY STATEMENT

SECURITY EQUITY FUND

805 King Farm Boulevard, Suite 600

Rockville, Maryland 20850

(Toll-Free) 1-800-820-0888

Notice of Special Meeting of Shareholders

To be held on October 12, 2012

This Proxy Statement and enclosed proxy card are being furnished in connection with the solicitation of proxies by the Board of Directors (the “Board” or “Directors”) of Security Equity Fund (the “Corporation”), with respect to the All Cap Value Fund (the “Fund”), a series of the Corporation, for use at a special meeting of shareholders of the Fund to be held on October 12, 2012, at 1:00 p.m., local time, at 805 King Farm Blvd., Suite 600, Rockville, MD 20850, and any adjournment(s) or postponement(s) thereof (the “Meeting”). The Board is soliciting proxies from shareholders of the Fund with respect to the proposals set forth in the accompanying Notice.

It is anticipated that this Proxy Statement and the accompanying Notice and proxy card will first be mailed to shareholders on or about September 16, 2012. In addition to solicitations of proxies by mail, proxy solicitations may also by made by telephone, email or personal interviews conducted by officers of the Corporation, regular employees of Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”), the Fund’s Investment Manager, or other representatives of the Investment Manager, the Corporation or the Fund.

PROPOSAL 1

APPROVAL OF A PLAN OF LIQUIDATION

Introduction

At a meeting held on August 23, 2012, the Board, upon the recommendation of the Investment Manager, determined that it would be in the best interests of the Fund’s shareholders to liquidate and dissolve the Fund. The Board and the Investment Manager have concluded that the Fund’s asset growth has been more modest than initially envisioned, with the result that the prospects for future asset growth and lower operating expenses are limited should the Investment Manager continue to manage the assets of the Fund. After consideration of the Fund’s prospects and possible alternatives to dissolution, upon recommendation of the Investment Manager and the management of the Fund, the Board, including all of the Directors who are not “interested persons” (for regulatory purposes) of the Corporation or the Investment Manager (the “Independent Directors”), reviewed and approved the proposed liquidation and dissolution of the Fund pursuant to a Plan of Liquidation (the “Plan”).

A form of the Plan is attached to this Proxy Statement as Appendix A, and qualifies in its entirety the following summary of the Plan. The Plan provides for the liquidation of the Fund’s assets and the distribution to the Fund’s shareholders of all of the proceeds of the liquidation. If Proposal 1 is approved by the shareholders of the Fund, the net proceeds (after deduction for amounts estimated to be necessary to satisfy the debts and liabilities of the Fund) will be paid to shareholders pro rata, in cash or cash equivalents or in-kind, on or about October 16, 2012.

Shareholder approval of the Fund’s liquidation and dissolution is required before it can be liquidated and dissolved. For the reasons set forth below, the Board recommends that the shareholders of the Fund vote in favor of Proposal 1. If the Fund’s shareholders do not approve the Plan, the Fund will continue to exist in accordance with its stated investment objective and strategies. In such a case, the Board would consider what, if any, steps to take concerning the future of the Fund.

Shareholders are free to redeem their shares prior to the date on which the Fund is to be liquidated.

Reasons for Liquidation and Dissolution

The Investment Manager has advised the Board that it believes the Fund’s small asset levels, and resulting high expense ratios, have created diseconomies of scale that have left the Fund too small to remain economically viable. The Investment Manager has been capping the Fund’s total expenses by contractually limiting a portion of its advisory fee and/or reimbursing some of the Fund’s operating expenses. The Investment Manager does not believe that the Fund’s expense ratios will be competitive with similar funds currently offered in the market to investors unless the Investment Manager continues to cap the Fund’s expenses for the foreseeable future, and the Investment Manager has advised the Board that it does not anticipate that the Fund will experience sufficient asset growth in the foreseeable future to offset the difficulties associated with its small size. The Board also considered the historical performance record of the Fund, and the negative impact that the continuing small asset size and higher expense ratios would likely have on the Fund’s performance going forward. The Investment Manager does not believe that the Fund is well positioned to attract significant new assets given the availability of other similar funds which have lower expense ratios.

Prior to recommending the Fund’s liquidation to the Board, the officers of the Fund sought to determine whether a merger or transfer of assets to another fund or a series of a fund would be possible, and if so, whether it would produce desirable results for shareholders. Management reviewed current market conditions, the similarities between the Fund and other funds managed by the Investment Manager, the relatively small size of the Fund, the time, effort and expense required to effect a transaction, and the tax and related implications for shareholders of such a transaction. The officers investigated the relative costs involved in the liquidation and dissolution of the Fund.

Terms of the Plan

Following are some of the key terms of the Plan, a copy of which is attached as Appendix A to this Proxy Statement and qualifies the following summary in its entirety.

•

Effective Date of the Plan and Liquidation of the Fund’s Assets. The Plan shall become effective with respect to the Fund on the date of its adoption and approval by the shareholders of the Fund. Following this approval, the Fund: (i) will cease to invest its assets in accordance with its investment objective and will sell any portfolio securities it owns in order to convert its assets to cash or cash equivalent; (ii) will not engage in any business activities except for the purposes of winding up its business and affairs, marshalling and preserving the value of its assets and distributing its assets to shareholders after the payment to (or reservation of assets for payment to) all creditors; and (iii) will be dissolved in accordance with the laws of the State of Kansas and the Corporation’s Articles of Incorporation. The Fund may begin to liquidate some or all of its portfolio prior to the Meeting in order to meet redemption requests or in anticipation of liquidation.

•

Liquidating Distribution. On or about [—], 2012, the Fund will mail the following to each shareholder of record of the Fund on that date: (i) a liquidating distribution, which may be in cash or cash equivalents or in-kind, equal to the shareholder’s proportionate interest in the net assets of the Fund (after giving effect to amounts considered necessary to satisfy the Fund’s liabilities); and (ii) information concerning the sources of the liquidating distribution.

•	Cessation of Rights of Shareholders. As a result of the liquidating distribution, shares of the Fund will no longer be deemed outstanding as of such time and will be cancelled.

•

Expenses. The Investment Manager will bear all expenses incurred in connection with the carrying out of this Plan including, but not limited to, all printing, legal, accounting, custodian, and transfer agency fees, and the expenses of any reports to or meeting of shareholders. Any expenses and liabilities attributed to the Fund subsequent to the mailing of the liquidating distribution will be borne by the Investment Manager.

•

Implementation. The Plan provides that the Directors and officers of the Corporation may take such actions as are necessary to effectuate the Plan, and that the Directors shall have the authority to authorize such amendments of the provisions of the Plan as may be necessary or appropriate to marshal the assets of the Fund and to effect the dissolution, complete liquidation and termination of the existence of the Fund and the purposes to be accomplished by the Plan.

Material Federal Income Tax Consequences

Each shareholder who receives a liquidating distribution will recognize gain (or loss) for federal income tax purposes equal to the amount by which the distribution exceeds (or is less than) the shareholder’s tax basis in his or her Fund shares. Assuming that the shareholder holds such shares as capital assets, such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss.

It is expected that, prior to the liquidating distribution, the Fund will distribute any previously undistributed net income or net capital gains. Such distribution would be taxed as ordinary income to the extent that it is derived from net income or net short-term capital gains and will generally be taxed as long-term capital gain to the extent that it is derived from net long-term capital gains.

Notwithstanding the foregoing, any loss realized by a shareholder in respect of his or her Fund shares with a tax holding period of six months or less will be treated as long-term capital loss to the extent of any capital gain dividends with respect to such shares. The federal income tax treatment that a Fund shareholder would receive if such shareholder’s entire interest in the Fund were redeemed prior to the liquidation generally would be identical to the federal income tax treatment described above for a shareholder in liquidation of the shareholder’s interest in the Fund.

The tax consequences discussed herein may affect shareholders differently depending upon their particular tax situations unrelated to the liquidating distribution, and accordingly, this summary is not a substitute for careful tax planning on an individual basis. Shareholders may wish to consult their personal tax advisers concerning their particular tax situations and the impact thereon of receiving the liquidating distribution as discussed above, including any state, local and foreign tax consequences.

The Fund anticipates that it will retain its qualification as a series of a regulated investment company under the Internal Revenue Code, as amended, during the liquidation period and, therefore, will not be taxed on any of its net income from the sale of its assets.

Evaluation by the Board

At a meeting held on August 23, 2012, the Board carefully considered whether it was appropriate to recommend that shareholders approve the Plan. The Board requested information, provided by the Investment Manager, that it believed to be reasonably necessary to reach its conclusion. The Board carefully evaluated this information, and was advised by independent legal counsel during its deliberations. After review, the Directors determined that the Plan is in the best interests of the Fund and its shareholders. Accordingly, the Directors, including the Independent Directors, authorized the submission of the Plan to the Fund’s shareholders for their approval.

The Directors recommended that the Fund’s shareholders approve the Plan on the basis of the following considerations, among others:

•	The asset growth of the Fund to date has been modest, leaving the Fund too small to be economically viable;

•	The Fund’s expense ratio is at a level that would not be competitive were it not for continued fee waivers and expense reimbursements by the Investment Manager;

•

It is unlikely that the Fund will experience sufficient sales of its shares in the foreseeable future to relieve the difficulties associated with its failure to achieve significant economies of scale; and

•

Possible alternatives to liquidation, including the merger of the Fund into another fund or series of a fund, are not practical in the current circumstances and may not be advantageous to the Fund or its shareholders.

In reaching its decision to recommend approval of the Plan, the Board did not identify any single factor as being of paramount importance. Based upon its review, the Board determined the Plan is in the best interests of the Fund and its shareholders. Accordingly, after consideration of the above factors, and such other factors and information it considered relevant, the Board voted to recommend approval of the Plan by the Fund’s shareholders.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” APPROVAL OF THE PLAN AS PROVIDED UNDER THIS PROPOSAL. UNMARKED PROXIES WILL BE SO VOTED.

OTHER BUSINESS

The Directors do not know of any matters to be presented at the Meeting other than those set forth in this Proxy Statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy card.

VOTING INFORMATION

Proxy Solicitation. The principal solicitation of proxies will be by the mailing of this Proxy Statement commencing on or about September 16, 2012, but proxies may also be solicited by telephone and/or in person by representatives of the Investment Manager or its affiliate(s), or [—], a private proxy services firm. If we have not received your vote as the date of the Meeting approaches, you may receive a call from [—] to ask for your vote. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy materials to their principals.

The estimated cost of retaining [—] is approximately $2,500. As previously discussed, the costs of the Meeting, including the preparation and mailing of the Notice, Proxy Statement and proxy card, and the solicitation of proxies, including reimbursements to broker-dealers and others who forwarded proxy materials to their clients, will be borne by the Investment Manager and/or its affiliates and not by the Fund.

Shareholder Voting. Shareholders of the Fund who own shares at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting. Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held.

Information regarding the number of issued and outstanding shares of the Fund as of the Record Date is provided in Appendix B, representing the same number of votes the Fund. The persons who are known to have owned beneficially 5% or more of the Fund’s outstanding shares as of the Record Date are listed in Appendix C.

More than 50% of a Fund’s shares, represented in person or by proxy, will constitute a quorum for the Meeting and must be present for the transaction of business at the Meeting with respect to the Fund. Only proxies that are voted, abstentions and “broker non-votes” will be counted toward establishing a quorum. “Broker non-votes” are shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power.

In the event that a quorum is not present at the Meeting, or a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of a Fund’s shares represented at the Meeting in person or by proxy (excluding abstentions and broker non-votes). The persons named as proxies will vote those proxies that they are entitled to vote “FOR” Proposal 1 in favor of an adjournment of the Meeting, and will vote those proxies required to be voted “AGAINST” Proposal 1 against such adjournment. A shareholder vote may be taken on any proposal prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

The person(s) named as proxies on the enclosed proxy card will vote in accordance with your directions, if your proxy is received properly executed. If we receive your proxy, and it is executed properly, but you give no voting instructions with respect to a proposal, your shares will be voted “FOR” Proposal 1. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting.

In order that your shares may be represented at the Meeting, you are requested to vote your shares by mail, Internet or telephone by following the enclosed instructions. IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD, UNLESS YOU LATER ELECT TO CHANGE YOUR VOTE. You may revoke your proxy: (a) at any time prior to its exercise by written notice of its revocation to the Secretary of the Corporation prior to the Meeting; (b) by the subsequent execution and timely return of another proxy prior to the Meeting (following the methods noted above); or (c) by being present and voting in person at the Meeting and giving oral notice of revocation to the chair of the Meeting. However, attendance in-person at the Meeting, by itself, will not revoke a previously-tendered proxy.

Vote Required. To approve Proposal 1 requires the affirmative vote of the majority of the Fund’s outstanding shares. Accordingly, assuming the presence of a quorum, abstentions and broker non-votes have the effect of a negative vote on the Proposal.

ADDITIONAL INFORMATION

Investment Manager, Administrator, Principal Underwriter

Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”), the Fund’s investment adviser also serves as the Fund’s administrator under a separate agreement. The Investment Manager is located at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850. The principal underwriter/distributor, Rydex Distributors, LLC, is located at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850. The Investment Manager and Rydex Distributors, LLC are affiliates of each other.

Costs of the Proxy

The costs of solicitation and the expenses incurred in connection with preparing this Proxy Statement and its enclosures will be paid by the Investment Manager, and not the Fund and its shareholders.

Shareholder Reports

Shareholders can find important information about the Fund in the Fund’s Annual Report dated September 30, 2011 and Semi-Annual Report dated March 31, 2012; which may be obtained without charge by writing to the Fund at the address above or by calling the Fund at 1-800-820-0888.

Shareholders Sharing the Same Address

As permitted by law, only one copy of this Proxy Statement may be delivered to shareholders residing at the same address, unless such shareholders have notified the Fund of their desire to receive multiple copies of the shareholder reports and proxy statements that the Fund sends. If you would like to receive an additional copy, please contact the Fund by writing to the Fund’s address, or by calling the telephone number shown on the front page of this Proxy Statement. The Fund will then promptly deliver, upon request, a separate copy of this Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Fund’s shareholder reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

Shareholder Proposals

As a general matter, the Fund does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting (if any) should send their written proposals to the Secretary of the Corporation, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850.

Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders’ meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

To ensure the presence of a quorum at the Meeting, prompt execution and return of the enclosed proxy is requested. A self-addressed, postage-paid envelope is enclosed for your convenience.

By Order of the Board of Directors,

/s/ Amy J. Lee
Secretary
Security Equity Fund

September 16, 2012

APPENDIX A

SECURITY EQUITY FUND

All Cap Value Fund

PLAN OF LIQUIDATION

This Plan of Liquidation (the “Plan”) is adopted by Security Equity Fund (the “Corporation”), a corporation organized and existing under the laws of the State of Kansas, with respect to the All Cap Value Fund (the “Fund”), a series of the Corporation. The Corporation is an open-end management investment company registered under the Investment Company Act of 1940 (the “Investment Company Act”), and this Plan is adopted as a plan of liquidation for purposes of the Internal Revenue Code of 1986, as amended (the “IRC”), and the regulations thereunder, with respect to the Fund. The Plan is intended to accomplish the complete liquidation of the Fund and the redemption of the Fund’s outstanding shares in conformity with all applicable laws, including the laws of the State of Kansas, the Investment Company Act, the IRC, and the Company’s Articles of Incorporation and By-laws.

WHEREAS, a majority of the Corporation’s Board of Directors (the “Board”), including a majority of its Directors who are not “interested persons” (as defined in the 1940 Act) (“Independent Directors”), has determined, on the basis of a recommendation from Security Investors, LLC, the Funds’ investment manager (the “Investment Manager”), that the continuation of the Fund is not in the best interests of the Fund or the beneficial owners of the Fund’s shares as a result of factors and events adversely affecting the ability of the Fund to conduct its business operations in an economically viable manner; and

WHEREAS, the Board, on behalf of the Fund, has determined that it is advisable and in the best interests of the Fund and its shareholders to liquidate and dissolve the Fund; and

WHEREAS, the Board has considered and unanimously adopted this Plan as the method of liquidating the Fund in accordance with the Corporation’s Articles of Incorporation and has recommended that shareholders of the Fund approve the Plan at a special meeting of the Fund’s shareholders called for such purpose;

NOW THEREFORE, the liquidation of the Fund shall be carried out in the manner hereinafter set forth:

1. Effective Date of Plan. The Plan shall become effective immediately upon a vote approving the Plan by a majority of the outstanding shares of the Fund entitled to vote at a special meeting of shareholders, or any adjournments or postponements thereof, of the Fund duly called for such purpose to be held on October 12, 2012, or such other date as determined by an officer of the Fund, which date is hereinafter called the “Effective Date.”

2. Notice of Liquidation. As soon as practicable after the Effective Date, the Fund will mail notice to the appropriate parties that this Plan has become effective and that it will be liquidating its assets and redeeming shares. If the date for the liquidation is within five business days of the Effective Date, such notice to the Fund’s shareholders may accompany the actual distribution to shareholders of the liquidation proceeds.

3. Liquidation. As promptly as practicable following the Effective Date, the Fund will be liquidated in accordance with Section 331 of the IRC.

4. Dissolution. As promptly as practicable, consistent with the provisions of the Plan, the Fund shall be dissolved in accordance with the laws of the State of Kansas and the Corporation’s Articles of Incorporation.

5. Cessation of Business. As soon as is reasonable and practicable on or after the Effective Date, the Fund shall cease its business as a series of an investment company and shall not engage in any business activities except for the purposes of winding up its business and affairs, marshalling and preserving the value of its assets, and distributing its assets to shareholders in redemption of their shares in accordance with the provisions of the Plan after the payment to (or reservation of assets for payment to) all creditors of the Fund and discharging or making reasonable provisions for the Fund’s liabilities.

6. Liquidation of Assets. As soon as is reasonable and practicable before, on, or after the Effective Date, all portfolio securities of the Fund shall be converted to cash or cash equivalents. In the alternative, if determined to be in the best interests of the Fund and the beneficial owners of its shares, the Fund may elect not to liquidate its portfolio assets and shall rather distribute such amounts in-kind to its respective shareholders consistent with applicable statutes, regulations, and interpretations, which shall constitute a liquidating distribution for this purpose.

7. Restriction on Sale of Shares. The Corporation shall cease offering the sale of Fund shares as soon as practicable on or after the Effective Date. Any redemptions requested between the Effective Date and date of the liquidating distribution provided for in Section 9 below may be made in cash or in-kind as provided in the Fund’s registration statement.

8. Payment of Debts. As soon as is reasonable and practicable on or after the Effective Date, subject to the provisions of Section 9 hereof, the Fund shall determine and pay, or set aside in cash or cash equivalents, the amount of all known or reasonably ascertainable liabilities of the Fund incurred or expected to be incurred prior to the date of the liquidating distribution provided for in Section 6 above, subject to Section 9 below.

9. Liquidating Distribution. As soon as possible on or after the Effective Date, or such other date as determined by the Board (the “Liquidation Date”), the Corporation shall distribute pro rata to the Fund’s shareholders of record as of the close of business on the Liquidation Date all of the remaining assets of the Fund, after paying, or setting aside the amount to pay, liabilities pursuant to Section 8 above, in complete cancellation and redemption of all the outstanding shares of the Fund, except for cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of the Fund on the Fund’s books on the Liquidation Date, including but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (ii) pay such contingent liabilities as the Board shall reasonably deem to exist against the assets of the Fund on the Fund’s books.

If the Corporation is unable to make distributions to all of the Fund’s shareholders because of the inability to locate shareholders to whom distributions in cancellation and redemption of the Fund’s shares are payable, the Board may create, in the name and on behalf of the Fund, a trust or account with a financial institution and, subject to applicable abandoned property laws, deposit any remaining assets of the Fund in such trust or account for the benefit of the shareholders that cannot be located. The expenses of such trust shall be charged against the assets therein.

10. Satisfaction of Federal Income and Excise Tax Distribution Requirements. The Fund shall prior to or on the Liquidation Date, have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Fund’s shareholders all of the Fund’s net tax exempt income and investment company taxable income for the taxable years ending at or prior to the Liquidation Date (computed without regard to any deduction for dividends paid), and all of the Fund’s net capital gain, if any, realized in the taxable years ending at or prior to the Liquidation Date (after reduction for any available capital loss carry-forward) and any additional amounts necessary to avoid any excise tax for such periods.

11. Management and Expenses of the Fund. The Investment Manager shall bear all expenses incurred in connection with the carrying out of this Plan including, but not limited to, all printing, legal, accounting, custodian, and transfer agency fees, and the expenses of any reports to or meeting of shareholders. Any expenses and liabilities attributed to the Fund subsequent to the mailing of the liquidating distribution will be borne by the Investment Manager, which shall continue through the Liquidation Date any undertaking to limit Fund operating expenses at the levels in effect as of the adoption of this Plan.

12. Power of the Board. The Board and, subject to the authority and approval of the Directors, the officers of the Corporation, shall have the authority to do or authorize any or all acts and things as provided for in the Plan and any and all such further acts and things as they may consider necessary or desirable to carry out the purposes of the Plan, including the execution and filing of all certificates, documents, information returns, tax returns and other papers which may be necessary or appropriate to implement the Plan or which may be required by the provisions of the Investment Company Act or any other applicable laws. The death, resignation or disability of any Director or any officer of the Corporation shall not impair the authority of the surviving or remaining Directors or officers to exercise any of the powers provided for in the Plan.

13. Delegation of Authority to the Corporation’s Officers. The officers of the Corporation, collectively or individually, may modify or extend any of the dates specified in this Plan for the taking of any action in connection with the implementation of the Plan (including, but not limited to, the Effective Date and the Liquidation Date) if such officer(s) determine, with the advice of counsel, that such modification or extension is necessary or appropriate in connection with the orderly liquidation of the Fund or to protect the interests of the shareholders of the Fund.

14. Amendment or Abandonment of Plan. The Board shall have the authority to authorize or ratify such variations from or amendments to the provisions of the Plan as may be necessary or appropriate to effect the marshalling of the Fund’s assets and the dissolution, complete liquidation and termination of the existence of the Fund, and the distribution of the Fund’s net assets to shareholders in redemption of the shares in accordance with the laws of the State of Kansas and the purposes to be accomplished by the Plan. The Board may abandon this Plan at any time if it determines that abandonment would be advisable and in the best interests of the Fund and its shareholders.

15. Filings. The Board hereby directs the appropriate parties to make any necessary filings (including, without limitation, the completion and filing of Internal Revenue Service Form 966) relating to the liquidation and dissolution of the Fund with the Internal Revenue Service and with any other taxing authority, or any other authority.

16. Corporation Only. The obligations of the Corporation entered into in the name or on behalf thereof by any of the Directors of the Corporation, representatives or agents of the Corporation are made not individually, but only in such capacities, and are not binding upon any of the Directors of the Corporation, shareholders or representatives of the Corporation personally, but bind only the assets of the Corporation.

Security Equity Fund—All Cap Value Fund

By:

Name:

Title:

Accepted:

Security Investors, LLC

By:

Name:

Title:

APPENDIX B

OUTSTANDING SHARES

As of the Record Date, the total number of shares outstanding for the Fund and for each class of the Fund is set forth in the table below:

Shares Outstanding
A-Class	C-Class	Institutional Class	TOTAL
[—]	[—]	[—]	[—]

B-1

APPENDIX C

As of the Record Date, the name, address, and share ownership of persons who owned of record or beneficially 5% or more of the outstanding shares of the Fund are set forth below:

Security Equity Fund

Shareholder and Address	Shares Owned	% Owned

C-1

small barcode here
[FUND LOGO HERE] (shows through upper window on outbound envelope)	PROXY CARD
SECURITY EQUITY FUND PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 12, 2012

The undersigned hereby appoint(s) Amy J. Lee and Elisabeth Miller, or either one of them, proxies, each with full power of substitution, to vote and act with respect to all shares which the undersigned is entitled to vote at the meeting of shareholders of All Cap Value Fund (the “Fund”), a series of Security Equity Fund, to be held at 1:00 p.m. local time, on October 12, 2012 at 805 King Farm Blvd., Suite 600, Rockville, MD 20850 and at any adjournment(s) or postponement(s) thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. This proxy card will be voted as instructed. If no specification is made, the proxy card will be voted “FOR” each proposal.

SHAREHOLDER REGISTRATION PRINTED HERE
(shows through lower window on outbound envelope)
NOTE: red dotted line boxes are placeholders and are not printed on the final ballots

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-866-304-2059. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. This proxy must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. Joint owners must each sign.

SIGNATURE	DATE

SIGNATURE (if held jointly)	DATE

THREE OPTIONS FOR VOTING YOUR PROXY

1. Internet	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.	CONTROL NUMBER
2. Phone	Simply dial toll-free 1-1-866-304-2059 and have this proxy card available at the time of the call. Representatives are available 9 a.m. to 10 p.m. Eastern time Monday through Friday.
3. Mail	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on

October 12, 2012

The proxy statement for this meeting is available at: www.proxyonline.com/docs/allcapvalue.pdf

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

TAG ID:	BAR CODE	CUISP

SECURITY EQUITY FUND	PROXY CARD

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

This proxy card will be voted as instructed. If no specification is made, the proxy card will be voted “FOR” each proposal.

Please vote, date and sign this proxy card and return it promptly in the enclosed envelope

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: ☒

PROPOSAL:

	FOR	AGAINST	ABSTAIN

1) To approve a Plan of Liquidation with respect to the Fund (All Cap Value Fund).

THANK YOU FOR VOTING

TAG ID:	BAR CODE	CUISP